RSA Investor Day Tuesday, November 11, 2003 New York, NY

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. ? 2003 RSA Security Inc. All rights reserved 3

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive Risk Statements (2 of 3) ? 2003 RSA Security Inc. All rights reserved 5 pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K filed on March 26, 2003 and Form 10-Q filed on October 31, 2003. Risk Statements (3 of 3) ? 2003 RSA Security Inc. All rights reserved 7

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Introduction - Art Coviello, President & CEO 8:30 - 9:00 Strategy, Markets & Drivers - Scott Schnell, SVP Sales & Marketing 9:00 - 9:45 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:45 - 10:00 Break 10:00 - 10:30 Technology Vision - Joe Uniejewski, SVP & CTO 10:30 - 11:00 Partner Discussion - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance & Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 9 ? 2003 RSA Security Inc. All rights reserved

Fourth Quarter Guidance Generated a constant flow of business since the fourth quarter began Customer activity and order rates are up Expect to meet high end of revenue and earnings guidance Guidance from October 16, 2003: Total revenue in the range of $63 million to $67 million Diluted earnings per share in the range of $0.04 to $0.07 11 ? 2003 RSA Security Inc. All rights reserved

Established Market Leadership 16M tokens shipped 12M users active 13K customers worldwide 250 certified application partners worldwide De facto standard for remote access authentication 1K licensees 1B applications shipped with embedded RSA Security technology A standard for embedded security technology Source: RSA Security estimates as of year-end 2003 Source: RSA Security estimates as of year-end 2003 13 ? 2003 RSA Security Inc. All rights reserved

RSA's Family of Identity & Access Management Solutions Network & Application Integration Data Storage (Directory or Database) Provisioning Web Access Management Authentication User Management 15 ? 2003 RSA Security Inc. All rights reserved

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Introduction - Art Coviello, President & CEO 8:30 - 9:00 Strategy, Markets & Drivers - Scott Schnell, SVP Sales & Marketing 9:00 - 9:45 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:45 - 10:00 Break 10:00 - 10:30 Technology Vision - Joe Uniejewski, SVP & CTO 10:30 - 11:00 Partner Discussion - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance & Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 17 ? 2003 RSA Security Inc. All rights reserved

Information Security Market Drivers General Categories ? 2003 RSA Security Inc. All rights reserved Reduce Costs • Cost Savings • Efficiency Cost Avoidance • Effectiveness Increase Revenues • Business enablement Revenue enhancement Competitive advantage Mitigate Risk • High-value information • High-value transactions Increase Compliance • Regulations • Customers Partners • Competitors Identity Theft FIPS Remote Access Web Applications Single Sign-On Web Services Fraud HIPAA 19

their Customers Size of Enterprise (# of Employees) Expanding Customer Base; New Market Initiatives RSA 2004-2006 NOT TO SCALE Small Medium 21 ? 2003 RSA Security Inc. All rights reserved Identity & Access Management Enterprise Authentication Mobile Authentication SMB Expansion Mobile Authentication

Indirect (2-Tier) Direct Sales (named) Distribution RSA SecurID(r) RSA(r) Mobile VPN Citrix Web portals WLAN SSL VPN Risk Mitigation Compliance Cost Reduction Mobile Authentication Products Key Applications Security Drivers Go-to-market Initiatives RSA Security Markets 23 ? 2003 RSA Security Inc. All rights reserved

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RSA Security Markets

Go-to-market Initiatives	Security Drivers	Key Applications	Distribution	Products
Mobile Authentication	▪ Risk Mitigation ▪ Compliance ▪ Cost Reduction	▪ VPN ▪ Citrix ▪ Web portals ▪ WLAN ▪ SSL VPN	▪ Indirect (2-Tier) ▪ Direct Sales (named)	▪ RSA SecurID® ▪ RSA® Mobile
IAM	▪ Cost Reduction ▪ Compliance ▪ Revenue	▪ Web SSO ▪ Identity Federation ▪ Web Services ▪ Access Management ▪ Provisioning	▪ Direct Sales ▪ C/SI Partners	▪ RSA ClearTrust® ▪Thor Xellerate

© 2003 RSA Security Inc. All rights reserved

14

RSA Security Markets

Go-to-market Initiatives	Security Drivers	Key Applications	Distribution	Products
Mobile Authentication	▪ Risk Mitigation ▪ Compliance ▪ Cost Reduction	▪ VPN ▪ Citrix ▪ Web portals ▪ WLAN ▪ SSL VPN	▪ Indirect (2-Tier) ▪ Direct Sales (named)	▪ RSA SecurID® ▪ RSA® Mobile
IAM	▪ Cost Reduction ▪ Compliance ▪ Revenue	▪ Web SSO ▪ Identity Federation ▪ Web Services ▪ Access Management ▪ Provisioning	▪ Direct Sales ▪ C/SI Partners	▪ RSA ClearTrust® ▪Thor Xellerate
Enterprise Authentication	▪ Risk Mitigation ▪ Cost Reduction	▪ WLAN ▪ Windows login ▪ Smart Badging	▪ Direct Sales	▪ RSA SecurID® ▪ RSA Passage ▪ RSA Keon®

© 2003 RSA Security Inc. All rights reserved

15

RSA Security Markets

Go-to-market Initiatives	Security Drivers	Key Applications	Distribution	Products
Mobile Authentication	▪ Risk Mitigation ▪ Compliance ▪ Cost Reduction	▪ VPN ▪ Citrix ▪ Web portals ▪ WLAN ▪ SSL VPN	▪ Indirect (2-Tier) ▪ Direct Sales (named)	▪ RSA SecurID® ▪ RSA® Mobile
IAM	▪ Cost Reduction ▪ Compliance ▪ Revenue	▪ Web SSO ▪ Identity Federation ▪ Web Services ▪ Access Management ▪ Provisioning	▪ Direct Sales ▪ C/SI Partners	▪ RSA ClearTrust® ▪Thor Xellerate
Enterprise Authentication	▪ Risk Mitigation ▪ Cost Reduction	▪ WLAN ▪ Windows login ▪ Smart Badging	▪ Direct Sales	▪ RSA SecurID® ▪ RSA Passage ▪ RSA Keon®
Embedded Security	▪ Risk Mitigation ▪ Cost Reduction ▪ Compliance	▪ IT S/W, H/W (OEM) ▪ Enterprise (regulated) ▪ Consumer / Wireless ▪ Web Services	▪ Direct Sales ▪ OEM	▪ RSA BSAFE® ▪ RSA Keon ® ▪RSA SecurID®

© 2003 RSA Security Inc. All rights reserved

Diverse Vertical Markets YTD 2003 Revenue* ? 2003 RSA Security Inc. All rights reserved *Based on company estimates 31 4,000 customers sold to during Q3 2003 2,400 new customers added YTD 2003

Expanding Market Opportunity Multiple IDs, Multiple Sign-on Enterprise A Remote Employees VPN Portal Enterprise B Portal Login Login Login Login Login Login IDs IDs IDs IDs IDs 33 ? 2003 RSA Security Inc. All rights reserved

Expanding Market Opportunity Multiple IDs, Multiple Sign-on Enterprise A Remote Employees VPN Portal Enterprise B Portal 35 ? 2003 RSA Security Inc. All rights reserved 300M+ online business users 18M strong authentication users 72M remote access users

Portal Supply Chain Partner Application Platform (J2EE) Mobile Authentication Enterprise Authentication Application Platform (.NET) Expanding Market Opportunity Consolidated Identity & Access Management Identity & Access Management Portal Application Platform Employees, Customers, Partners 37 ? 2003 RSA Security Inc. All rights reserved

Sales & Professional Services Customer Support RSA Security Sales & Distribution ? 2003 RSA Security Inc. All rights reserved Worldwide Operations Sales operations and affiliates in 45 countries 24/7 "Follow the Sun" Support Distribution 1,800 Channel Partners 39

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Introduction - Art Coviello, President & CEO 8:30 - 9:00 Strategy, Markets & Drivers - Scott Schnell, SVP Sales & Marketing 9:00 - 9:45 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:45 - 10:00 Break 10:00 - 10:30 Technology Vision - Joe Uniejewski, SVP & CTO 10:30 - 11:00 Partner Discussion - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance & Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 41 ? 2003 RSA Security Inc. All rights reserved

Solving Four Core Problems Who are you? 43 ? 2003 RSA Security Inc. All rights reserved

Solving Four Core Problems 45 What can you do? Account inquiry Enter purchase order Fund transfer View design documents ? 2003 RSA Security Inc. All rights reserved

Solving Four Core Problems Joe's Fish Market.Com Tropical, Fresh Water, Shell Fish, Lobster,Frogs, Whales, Seals, Clams Convenience; Ease of use 47 ? 2003 RSA Security Inc. All rights reserved

Solving Four Core Problems 49 Reduce Cost; Complexity of Administration ? 2003 RSA Security Inc. All rights reserved

RSA Security's Family of Identity & Access Management Solutions Network & Application Integration Data Storage (Directory or Database) Provisioning Web Access Management Authentication User Management 51 ? 2003 RSA Security Inc. All rights reserved

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Authentication

Authentication Solution	Hardware Tokens	Software Tokens	Virtual Tokens	Smartcards / USB Smartcards	Software Digital Certificates
Unique Benefit	Zero Client Software Device Independent Works Anywhere	Flexible Form Factors PDAs PCs SDK (C++, Java)	Zero Deployment Any messaging equipped device	Multiple Use Corporate Badge Network & application logon Physical Access	Multiple online use Authentication Digital Signing Data Integrity Web Services


RSA SecurID
RSA Mobile
RSA Keon
RSA SecurID Passage

© 2003 RSA Security Inc. All rights reserved

Web Access Management Lower costs by centrally managing online identities and their access to resources Manage risk through selective access to Web-based resources while increasing revenue Improve user experience with web single sign-on 55 ? 2003 RSA Security Inc. All rights reserved

Provisioning Reduce cost, time, and effort to provision & de-provision users for access to enterprise systems and applications Increase user productivity and enable greater control over access to enterprise systems and applications Ensure compliance via standard access approval processes across all platforms, applications and administrators Integrate across a wide variety of web and non-web applications and resources 57 ? 2003 RSA Security Inc. All rights reserved Xellerate (r)

Network and Application Integration Solutions are designed to fit seamlessly into heterogeneous environments More than 1,000 technology partner relationships around the world Implementing industry standards within our product offerings World-class services organization to support any environment ? 2003 RSA Security Inc. All rights reserved 59

Product Architecture NEXUS - RSA Security's Identity & Access Management System Network & Application Integration Services System Services Access Authority Services Provisioning Services Identity Authority Services User Management Services Data Storage (Directory or Database) 61 ? 2003 RSA Security Inc. All rights reserved

Product & Technology Integration Product Demo 63 ? 2003 RSA Security Inc. All rights reserved

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Introduction - Art Coviello, President & CEO 8:30 - 9:00 Strategy, Markets & Drivers - Scott Schnell, SVP Sales & Marketing 9:00 - 9:45 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:45 - 10:00 Break 10:00 - 10:30 Technology Vision - Joe Uniejewski, SVP & CTO 10:30 - 11:00 Partner Discussion - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance & Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 65 ? 2003 RSA Security Inc. All rights reserved

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Introduction - Art Coviello, President & CEO 8:30 - 9:00 Strategy, Markets & Drivers - Scott Schnell, SVP Sales & Marketing 9:00 - 9:45 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:45 - 10:00 Break 10:00 - 10:30 Technology Vision - Joe Uniejewski, SVP & CTO 10:30 - 11:00 Partner Discussion - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance & Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 67 ? 2003 RSA Security Inc. All rights reserved

Application Architecture - Today Multiple IDs, Multiple Sign-on Enterprise A Remote Employees VPN Portal Enterprise B Portal Login Login Login Login Login Login IDs IDs IDs IDs IDs 69 ? 2003 RSA Security Inc. All rights reserved

Portal Supply Chain Partner Application Platform (J2EE) Mobile Authentication Enterprise Authentication Application Platform (.NET) Application Architecture - Future Consolidated Identity & Access Management Identity & Access Management Portal Application Platform Employees, Customers, Partners 71 ? 2003 RSA Security Inc. All rights reserved

Web Services Based Integration Service Oriented Applications - Future Federated Identity Circle of Trust Employees Customers Partners Enterprise B Platform Published Svc Enterprise A Platform Portal WS WS WS 73

What Changes from 2003-2006 Increased Integration Between internal applications Across enterprise boundaries SOA and Web Services Increased User Access Disintermediation Expanded audiences - employees, partners and customers Traverse multiple domains Location and device independence Growing use of mobile devices Network Increasing connectivity and bandwidth Wire-line and wireless Platform Convergence of application server, middleware, portal, etc. Web Services Standards-based integration Multi-vendor interoperability Federated Identity Portable identity across autonomous domains 75 ? 2003 RSA Security Inc. All rights reserved

Identity Management Models Federated Model Centralized Model Single Identity Operator Financial Services Community Wireless Community Retail Community Online Community Travel Community 77 ? 2003 RSA Security Inc. All rights reserved

Industry Standards SAML Security Assertion Mark-up Language (SAML) The XML of Identity Management SAML is a XML-based framework for exchanging security information between applications It includes assertions & protocols for exchange and rules Does not cover aspects like trust models and name spaces Three types of assertions Authentication (User A authenticated where, when, how) Attribute (User A is associated with attribute x,y,z) Authorization Decision (give User A access to resource given evidence 1,2,3) 79 ? 2003 RSA Security Inc. All rights reserved

WS-Policy WS-Trust WS-Privacy WS-Secure Conversation WS- Federation WS- Authorization SAML Liberty Alliance - Ph 2 (ID-WSF, ID-SIS) Liberty Permission based attribute sharing Foundation Web Standards: WSDL, SOAP, XML, HTTP, HTML WS-Security Microsoft, IBM, etc. unpublished OASIS-published Liberty Alliance - Phase 1 (ID-FF) Microsoft, IBM, etc. published OASIS-new work KEY: SPML XrML XACML XML Signature, XML Encryption, XML Key Management Services (XKMS) Web Services Security Standards Liberty Federated Sign-on Source: Burton Group, July 2003 81 ? 2003 RSA Security Inc. All rights reserved

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Industry Standards
RSA Security Leadership

- **WS-Security Specifications**
  - Co-authors of emerging security standards with IBM, Microsoft
  - Standards include WS-Trust, WS-Federation, WS-Policy, WS-SecureConversation and many others
- **SAML**
  - Contributed to initial development of SAML specification
  - Granted royalty-free use of patents to vendors implementing SAML-based solutions
  - Co-Chair Technology Working Group
- **Liberty Alliance**
  - Founding member (only security vendor)
  - Key contributor to v1.0 & 1.1 specifications
- **Web Services Interoperability Organization (WS-I)**
  - Contributing member to Security Group

RSA Security Inc.
November 2003

© 2003 RSA Security Inc. All rights reserved

43

Product Architecture

NEXUS – RSA Security's Identity & Access Management System


Network & Application Integration Services
Identity Authority Services
Passwords
RSA SecurID®
RSA® Mobile
X.509 certs.
Smart Cards
Lifecycle Mgmt
Method Chaining
Graded AuthN
Session Mgmt
Assertions
Federation
Access Authority Services
Basic Entitlements
Conditional SmartRules
Transactional SmartRules
Role-based Access Control
Provisioning Services
User Self-service
Password Resets
Auto Approval
Workflow
Centralized User Management
Delegated Administration
User Management Services
User Self-Service
Centralized Configuration
Performance / Scale
Platform Support
Installation & Licensing
System Services
Logging and Auditing
Reporting
Clustering / Replication
Data Storage (Directory or Database)

© 2003 RSA Security Inc. All rights reserved

Next-Generation Technologies A Look Inside RSA Labs Nightingale Cryptographic "secret-splitting" technology protects the privacy of user information without direct storage or explicit processing Biometrics Fingerprints, scans, pulse Simplicity & ease of use RFID Cryptographic techniques to address privacy and security concerns surrounding RFID tags "Blocker tag" prevents readers from knowing which tags are actually present "Pseudonym tag" releases a different pseudonym each time RFID tag is queried 87 ? 2003 RSA Security Inc. All rights reserved

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Introduction - Art Coviello, President & CEO 8:30 - 9:00 Strategy, Markets & Drivers - Scott Schnell, SVP Sales & Marketing 9:00 - 9:45 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:45 - 10:00 Break 10:00 - 10:30 Technology Vision - Joe Uniejewski, SVP & CTO 10:30 - 11:00 Partner Discussion - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance & Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 89 ? 2003 RSA Security Inc. All rights reserved

Partner Discussion Guest Speakers NetScreen Robert Thomas, President & CEO Accenture Alastair MacWillson, Partner, Global Security Practice Lead 91 ? 2003 RSA Security Inc. All rights reserved

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Introduction - Art Coviello, President & CEO 8:30 - 9:00 Strategy, Markets & Drivers - Scott Schnell, SVP Sales & Marketing 9:00 - 9:45 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:45 - 10:00 Break 10:00 - 10:30 Technology Vision - Joe Uniejewski, SVP & CTO 10:30 - 11:00 Partner Discussion - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance & Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 93 ? 2003 RSA Security Inc. All rights reserved

Q3 2003 Financial Highlights Revenue increased to $64.5M Up 9% versus prior year Above Q3 guidance of $60-$64M GAAP earnings per share $0.06 Above EPS guidance of $0.02 - $0.05 Cash increased by $61.8M to $191M DSO of 44 days Received tax refund of $52M in July ? 2003 RSA Security Inc. All rights reserved 95

Revenue Trends Q1 2002-Q3 2003 $55.5 $56.6 $59.0 $61.0 $61.3 $64.5 $63.4 $ in millions ? 2003 RSA Security Inc. All rights reserved 97

RSA SecurID Shipments & ASP Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Shipments-units 601 615 661 752 688 741 641 646 595 645 658 631 699 744 762 ASP 43 43.63 44.44 43.44 44.4 42.68 44.27 42.5 43.66 41.08 42.08 43 42.43 42 41 Record shipments in Q3 2003 YTD 2003 shipments increased 16% 99 ? 2003 RSA Security Inc. All rights reserved

Revenue Trends Products & Services $ in millions 101 ? 2003 RSA Security Inc. All rights reserved

Gross Margin Trends Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Product GM % 0.807 0.808 0.792 0.75 0.823 0.838 0.838 Total GM % 0.758 0.764 0.756 0.725 0.785 0.795 0.799 Services GM % 0.639 0.641 0.654 0.659 0.674 0.67 0.688 103 ? 2003 RSA Security Inc. All rights reserved

Financial Results - Balance Sheet Summary ? 2003 RSA Security Inc. All rights reserved 105

Financial Performance - P&L % of Revenue Q1 2002 - Q3 2003 107 ? 2003 RSA Security Inc. All rights reserved *The amounts presented above for FY 2002 are results from core operations (non-GAAP). On April 10, 2003, July 17, 2003 and October 16, 2003 RSA Security reported Q1 03, Q2 03 & Q3 03 results on a GAAP basis. At that time, RSA Security included a full reconciliation of its current GAAP reporting with historical (non-GAAP) results from core operations in 2002, which are available on the Company's website at www.rsasecurity.com. Management believes that providing this data will enable investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods.

Investment Summary Expanding IT security market Market leadership position Proven products and technology Large and expanding customer base Building profitability and cash flow Building Shareholder Value and Confidence ? 2003 RSA Security Inc. All rights reserved 109